EXHIBIT 10.13

             AMENDMENT NO. 3 TO FINANCING AGREEMENTS






                                        July 1, 1995



Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Congress") and Eastco Industrial Safety Corp. ("Borrower"), have entered into certain financing arrangements pursuant to the Accounts Financing Agreement [Security Agreement], dated as of October 1, 1991, between Congress and Borrower, as amended pursuant to the Amendment to Financing Agreements dated June 29, 1993 and Amendment No. 2 to Financing Agreements dated September 30, 1994 (as the same is amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Accounts Agreement") and the other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Accounts Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrower has requested certain amendments to the Financing Agreements and Congress is willing to agree to such amendments, subject to the terms and conditions contained herein. By this Amendment, Congress and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1. Maximum Credit. Section 1.7 of the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

          "1.7 "Maximum Credit" shall mean the amount of $ 5,750,000."

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     2.  Inventory Sublimit.  Paragraph 3 of a certain Letter re:
Inventory Loans, dated as of October 1, 1991, by Borrower in favor of Congress, is hereby deleted in its entirety and the following substituted therefor:

          "3. Except in your sole discretion, the outstanding aggregate principal amount of loans by you to us hereunder shall not exceed, at any time, the lower of (a) the aggregate amount of the above percentages of Value of Eligible Inventory or (b) $2,875,000."


     3. Fee. In consideration of the amendments set forth herein, Borrower shall, on the date hereof, pay to Congress, or Congress at its option may charge the account of Borrower maintained by Congress, an amendment fee in the amount of $7,500.

     4. Conditions Precedent. The effectiveness of the other terms and provisions contained herein shall be subject to the satisfaction of each of the following condition precedents:

          (a) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default; and

          (b) the receipt by Congress of an original of this Amendment, duly authorized, executed and delivered by Borrower, Puerto Rico Safety Equipment Corporation, Puerto Rico Safety Corporation, Disposable Safety Wear Inc. and Safety Wear Corp.

     5. Effect of this Amendment. Except as specifically modified pursuant hereto, no other changes or modifications to the Financing Agreement are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.
To the extent of any conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be requested by Congress to effectuate the provisions and purposes of this Amendment.

     7. Governing Law. The validity, construction and effect of this Agreement shall be governed by the laws of the State of New
York.

     8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

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     9.  Counterparts.  This Amendment may be executed in any
number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                              Very truly yours,

                              EASTCO INDUSTRIAL SAFETY CORP.


                              By: /s/ Anthony P. Towell
                                  ------------------------

                              Title: CFO
                                    ----------------------


ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ Martin J. Mahoney
    --------------------------

Title: AVP
      ------------------------

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                             CONSENT

     The undersigned guarantors hereby consent to the foregoing Amendment and ratify and confirm the terms of their respective Guarantee and Waivers dated as of October 1, 1991 as applicable to all present and future indebtedness, liabilities and obligations of EASTCO INDUSTRIAL SAFETY CORP. to CONGRESS FINANCIAL CORPORATION including, without limitation, all indebtedness, liabilities and obligations under the amended financing agreements.

                              PUERTO RICO SAFETY EQUIPMENT
                              CORPORATION


                              By: /s/ Lawrence Densen
                                 -------------------------
                              Title: Vice President
                                     ---------------------

                              PUERTO RICO SAFETY CORPORATION


                              By: /s/ Lawrence Densen
                                 -------------------------
                              Title: Vice President
                                     ---------------------



                              DISPOSABLE SAFETY WEAR INC.


                              By: /s/ Anthony P. Towell
                                  -----------------------
                              Title: CFO
                                     --------------------

                              SAFETY WEAR CORP.


                              By: /s/ Anthony P. Towell
                                  -----------------------
                              Title: CFO
                                     --------------------